UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2021

HIMS & HERS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	005-91087	98-1482650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2269 Chestnut Street, #523 San Francisco, California		94123
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 851-0195

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	HIMS	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock	HIMS WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 5, 2021, the board of directors (the “Board”) of Hims & Hers Health, Inc. (the “Company”) increased the size of the Board from seven to nine directors and appointed Ambar Bhattacharyya, 38, and Andrea Perez, 40, to fill the newly created vacancies, in each case effective March 5, 2021. Mr. Bhattacharyya and Ms. Perez will serve until the Company’s 2021 annual meeting of stockholders and until his or her successor is elected and qualified, or sooner in the event of his or her death, resignation or removal. Neither director was appointed to one of the Board’s standing committees at this time. The Board has determined that both Mr. Bhattacharyya and Ms. Perez meet the requirements for independence under the applicable listing standards of the New York Stock Exchange and the Securities Exchange Act of 1934, as amended.

Mr. Bhattacharyya and Ms. Perez will be entitled to receive compensation in accordance with the Company’s non-employee director compensation program as outlined in the “Director Compensation” section in the Company’s final prospectus, dated February 12, 2021, filed with the Securities and Exchange Commission on February 16, 2021, pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended. Mr. Bhattacharyya and Ms. Perez will also enter into the Company’s standard form of indemnification agreement.

There are no arrangements or understandings between Mr. Bhattacharyya or Ms. Perez and any other persons pursuant to which he or she was elected as a member of the Company’s Board. There are no family relationships between Mr. Bhattacharyya and Ms. Perez and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer. Mr. Bhattacharyya and Ms. Perez are not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIMS & HERS HEALTH, INC.

DATE: March 10, 2021	By:	/s/ Andrew Dudum
Andrew Dudum
Chief Executive Officer